EXHIBIT 10.5


                         AGREEMENT OF JOINT FILING


            AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  October 15, 1998.


                                    AIMCO PROPERTIES, L.P.

                                    By:  AIMCO-GP, Inc.,
                                           its General Partner


                                    By: /s/ Patrick J. Foye
                                       ____________________________
                                    Name:  Patrick J. Foye
                                    Title: Executive Vice President


                                    AIMCO-GP, INC.


                                    By: /s/ Patrick J. Foye
                                       ____________________________
                                    Name:  Patrick J. Foye
                                    Title: Executive Vice President


                                    APARTMENT INVESTMENT AND
                                    MANAGEMENT COMPANY


                                    By: /s/ Patrick J. Foye
                                       ____________________________
                                    Name:  Patrick J. Foye
                                    Title: Executive Vice President